SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

                                October 11, 2001
                   Date of Report (Date of Earliest Reported)

                               RHOMBIC CORPORATION
                         (Name of Small Business Issuer)


     Nevada                         0-29049                      86-0824125
(State of Employer                (Commission             (I.R.S. Identification
  Incorporation)                  File Number)                    Number.)


              11811 North Tatum Blvd. #3031 Phoenix, Arizona 85028 (Address of Principal Executive Offices Including Zip Code)

                                 (602) 953-7702
                           (Issuers Telephone Number)
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ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Roger Duffield has resigned as Chief Executive Officer, President and Director effective October 7, 2001. Mr. Duffield has taken a position with a privately owned corporation.

EXHIBITS

  1.   Letter of Resignation.
  2.   Letter accepting the resignation.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                           RHOMBIC CORPORATION

October 11, 2001                           By  /s/ Stan Porayko
                                               -----------------------------
                                               Stan Porayko,
                                               Secretary and Director

                                           By  /s/ Al Golusin
                                               -----------------------------
                                               Al Golusin, Chief Financial
                                               Officer and Director

                                           By  /s/ Robert Krushnisky
                                               -----------------------------
                                               Robert Krushnisky